John Hancock Investment Trust

Supplement dated July 1, 2017 to the current Class NAV prospectus (the prospectus), as may be supplemented

Disciplined Value International (the fund)

Effective July 1, 2017, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	NAV
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	0.83
Other expenses[2]	0.15
Total annual fund operating expenses	0.98
Contractual expense reimbursement[3]	- 0.10
Total annual fund operating expenses after expense reimbursements	0.88

[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective July 1, 2017.
[2]	"Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.
[3]	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.88% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	90
3 years	302
5 years	532
10 years	1,192

In the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee for Disciplined Value International Fund,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 million	0.825%
Next 1 billion	0.800%
Excess over 1.5 billion	0.775%

The fee schedule above became effective July 1, 2017.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.